Exhibit 10.1

CHESAPEAKE ENERGY CORPORATION
SECURITIES EXCHANGE AGREEMENT
September 9, 2019
Franklin Advisers, Inc., as investment manager (the “Undersigned”), for itself and on behalf of the funds or accounts listed on Exhibit A hereto (each, an “Investor”) for whom the Undersigned holds contractual and investment authority in connection with the Transactions (as defined below), enters into this Exchange Agreement (the “Agreement”) with Chesapeake Energy Corporation, an Oklahoma corporation (the “Issuer”), as of the date first written above whereby the Investors will exchange the Exchanged Securities (as defined below) for shares of common stock, $0.01 par value, of the Issuer (the “Common Stock”).
On and subject to the terms hereof, the parties hereto agree as follows:
ARTICLE I
EXCHANGE OF SECURITIES
Section 1.1    Exchange of Securities. Upon and subject to the terms set forth in this Agreement, at the Closing (as defined herein), the Undersigned hereby agrees to cause each Investor to deliver to the Issuer the principal amount of the Issuer’s outstanding unsecured senior notes, convertible notes and preferred stock (the “Outstanding Securities”) specified on Exhibit A hereto under the heading “Exchanged Securities” (the “Principal Amount”), in exchange for the number of whole shares of Common Stock (the “Shares”) specified on Exhibit A. The Outstanding Securities delivered to the Issuer pursuant to the terms of this Agreement in exchange for Shares shall be herein referred to as the “Exchanged Securities.” The transactions contemplated by this Agreement, including the issuance, delivery and acceptance of the Shares, the exchange and sale of the Exchanged Securities, and delivery of cash for accrued but unpaid interest and as set forth on Exhibit A, are collectively referred to herein as the “Transactions.”
Section 1.2    Closing. The closing of the Transactions (the “Closing”) shall occur on September 11, 2019 or such other date as may be mutually agreed upon by the parties in writing (the “Closing Date”). At the Closing, (a) each Investor shall deliver or cause to be delivered to the Issuer all right, title and interest in and to its Exchanged Securities as specified on Exhibit A hereto, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Issuer may deem reasonably necessary or desirable to transfer to and confirm in the Issuer all right, title and interest in and to the Exchanged Securities, free and clear of any Liens and (b) the Issuer shall deliver to each Investor the Shares; provided, that the parties acknowledge that the delivery of the Shares to the Investor may be delayed due to (i) procedures and mechanics within the system of The Depository Trust Company (“DTC”) or (ii) the policies or instructions of Computershare Trust Company, N.A., the transfer agent for the Common Stock (the “Transfer Agent”) and that such delay will not be a default under this Agreement so long as the Issuer is using its reasonable best efforts to effect the issuance of the Shares and as long as the Shares are delivered within five trading days of the Closing. In addition, at the Closing the Issuer shall deliver cash representing all accrued but unpaid interest and as set forth on Exhibit A, in respect of the Exchanged Securities up to but not including the Closing Date by wire transfer of immediately available funds in accordance with wire instructions delivered in writing to Issuer by each Investor prior to the Closing Date. The cancellation of the Exchanged Securities and the delivery of the Shares shall be effected via DWAC pursuant to the instructions to be provided by Deutsche Bank Trust Company Americas, the trustee of the Outstanding Securities (the “Trustee”), and the Transfer Agent.
Section 1.3    Termination. This Agreement may be terminated at any time prior to the Closing with the mutual written consent of the Issuer and the Undersigned.
ARTICLE II
COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE INVESTORS
Each Investor (and where applicable, the Undersigned) hereby covenants as follows, and makes the following representations and warranties, in each case severally but not jointly, each of which is and shall be true and correct on the date hereof and at the Closing, to the Issuer, and all such covenants, representations and warranties shall survive the Closing.
Section 2.1    Power and Authorization. Each Investor has been duly organized and is validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Transactions. If the Undersigned is executing this Agreement on behalf of any Investor, the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, such investor. Exhibit A hereto is a true and correct list of the name of each Investor.
Section 2.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and constitutes a legal, valid and binding obligation of the Undersigned and each Investor, enforceable against the Undersigned and each Investor in accordance with its terms, except that such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (collectively, the “Enforceability Exceptions”). This Agreement and consummation of the Transactions will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the applicable Investor’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the applicable Investor is a party or by which the Undersigned or the applicable Investor or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the applicable Investor, except (in the case of clauses (ii) or (iii) above) where such violations, conflicts, breaches or defaults would not affect the Undersigned’s or the applicable Investor’s ability to consummate the Transactions in any material respect.
Section 2.3    Title to the Exchanged Securities. (a) Each Investor is the sole legal and beneficial owner of the Exchanged Securities set forth opposite its name on Exhibit A hereto; (b) each Investor has good, valid and marketable title to its Exchanged Securities, free and clear of any Liens (other than pledges or security interests that the Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker); (c) each Investor has not, in whole or in part, except as described in the preceding clause (b), (i) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Securities or its rights in its Exchanged Securities or (ii) given any person or entity (other than the Undersigned) any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes; and (d) upon the applicable Investor’s delivery of its Exchanged Securities to the Issuer pursuant to the Transactions, such Exchanged Securities shall be free and clear of all Liens created by the Investor or any other person acting for the Investor.
Section 2.4    Qualified Institutional Buyer or Non-U.S. Person. Each Investor is (a) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (b) outside the United States and a person other than a “U.S. person” within the meaning of Rule 902 under the Securities Act. Each Investor is acquiring the Shares solely for its own respective beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares within the meaning of the Securities Act. The Investor is not acquiring the Shares as a nominee or agent or otherwise for any other person.
Section 2.5    No Affiliate, Related Party or 5% Stockholder Status. Each Investor is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Issuer. To its knowledge, the applicable Investor did not acquire any of the Exchanged Securities, directly or indirectly, from an Affiliate of the Issuer. Each Investor beneficially owns and will beneficially own as of the Closing Date (but without giving effect to the Transactions) (a) less than 5% of the outstanding shares of Common Stock of the Issuer and (b) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Issuer that entitle the holders thereof to vote generally on all matters submitted to the Issuer’s stockholders for a vote. No Investor is a subsidiary, Affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Issuer (each such director or officer, a “Related Party”). To its knowledge, no Related Party beneficially owns 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the applicable Investor.
Section 2.6    Adequate Information; No Reliance.
(a)    Each Investor acknowledges and agrees that (a) such Investor has been furnished with all materials it considers relevant to making an investment decision to enter into the Transactions and has had the opportunity to review the information provided in Exhibit B hereto and the Issuer’s filings with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (b) such Investor has had a full opportunity to ask questions of the Issuer concerning the Issuer, its business, operations, financial performance, condition (financial or otherwise), cash flows, properties, plans and prospects and the terms and conditions of the Transactions, (c) such Investor has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Transactions and to make an informed investment decision with respect to such Transactions, (d) such Investor has evaluated the tax and other consequences of the Transactions and ownership of the Shares with its tax, accounting or legal advisors, including the consequences to the Investor of the Issuer’s ownership of U.S. real property interests, (e) the Issuer is not acting as a fiduciary or financial or investment advisor to the Undersigned or any Investor in connection with the Transactions and (f) such Investor has not been induced by, and is not relying, and has not relied, upon, any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Issuer or any of its Affiliates or representatives regarding the Transactions, except for (A) the reports filed (not furnished) by the Issuer with the SEC under the Exchange Act since January 1, 2018, and (B) the representations and warranties made by the Issuer in Article III of this Agreement. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and acknowledges that investment in the Shares involves a high degree of risk.
Section 2.7    No Brokers. No broker, investment banker, finder or other person has been retained by or authorized to act on behalf of the Investor in connection with the transactions contemplated hereby, and no commission or other remuneration has been paid or given directly or indirectly to, by or on behalf of the Investor in connection with or in order to solicit or facilitate the Transactions.
Section 2.8    ERISA. Either (a) the Existing Securities do not constitute assets of any (i) employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) plan, individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or (iii) entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) or (ii) (each, a “Plan”) or (b) the exchange of Existing Securities for Shares by the Investor will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Similar Laws.
Section 2.9    HSR Act. Each Investor’s acquisition of the Shares is exempt from the Notification and Reporting requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, including the rules and regulations promulgated thereunder (the “HSR Act”). Each Investor is (a) an “institutional investor” within the meaning of the HSR Act, and (b) acquiring the Shares in the ordinary course of business and solely for the purpose of investment. Immediately after the acquisition of the Shares by each Investor, the “ultimate parent entity” as that term is defined in the HSR Act, of each Investor will hold fifteen percent or less of the issued and outstanding Common Stock of the Issuer. No exception to 16 CFR §802.64(b) shall apply to the acquisition of the Shares by any Investor.
ARTICLE III
COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE ISSUER

The Issuer hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Investors, and all such covenants, representations and warranties shall survive the Closing.
Section 3.1    Power and Authorization. The Issuer has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Oklahoma, and has the corporate power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Transactions. No material consent, approval, order or authorization of, or material registration, declaration or filing with any governmental entity is required on the part of the Issuer in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Issuer of the Transactions, except as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty.
Section 3.2    Authorization of the Shares. When the Shares are delivered and paid for pursuant to this Agreement on the Closing Date, such Shares will have been duly authorized, validly issued, fully paid and nonassessable free and clear of any Liens. The aggregate number of Shares set forth in Exhibit A to be issued in exchange for the Exchanged Securities will represent less than 15% of the outstanding Common Stock of the Issuer immediately following the issuance of the Shares.
Section 3.3    Description of the Shares. The Shares will conform in all material respects to the respective statements relating thereto contained under “Description of Capital Stock” in Exhibit B hereto.
Section 3.4    No Violations. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Issuer and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any of the property or assets of the Issuer or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Issuer or any of its subsidiaries; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its subsidiaries or any of their properties or assets, except (in the case of clauses (i) and (iii) above) where such violations, conflicts, breaches or defaults would not adversely affect the Issuer’s business or its ability to consummate the Transactions in any material respect.
Section 3.5    No Commissions. No commission or other remuneration has been paid or given directly or indirectly by or on behalf of the Issuer in connection with or in order to solicit or facilitate the Transactions.
Section 3.6    Registration Requirements. Subject to the accuracy and completeness of each Investor’s representations and warranties, and its compliance with the covenants, set forth in Article II hereof, the issuance of the Shares pursuant to the Transactions is exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(9) thereof and the Shares will be issued without restriction on transfer under the Securities Act. On or before the date of issuance of the Shares, the Shares shall have been authorized for listing on the New York Stock Exchange. The Shares will be fungible in all respects with Issuer’s existing shares of common stock and will not contain any restrictive legends.
Section 3.7    Disclosure. The Issuer has not provided to the Undersigned or the Investors (or any of their affiliates or advisers) separately and in the aggregate with any other transactions with the undersigned and/or the Investors since the time of the most recent public disclosure of exchange transactions by the Issuer, any material non-public information with respect to the Issuer and neither the fact nor terms of the Transactions contemplated hereby, separately and in the aggregate with any other transactions with the undersigned and/or the Investors since the time of the most recent public disclosure of exchange transactions by the Issuer, constitute such material non-public information, in each case within the meaning of the United States securities laws.
ARTICLE IV
MISCELLANEOUS
Section 4.1    Entire Agreement. This Agreement and any documents and agreements executed in connection with the Transactions embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or Affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.
Section 4.2    Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.
Section 4.3    Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules that would require the application of the laws of another jurisdiction.
Section 4.4    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.
Section 4.5    Tax Documentation. Each Investor has provided and attached hereto, or will make its best efforts to promptly provide no later than two business days prior to Closing, copies of whichever of the following is applicable to such Investor: (a) a properly completed and executed Internal Revenue Service (“IRS”) Form W-9, or (b) a properly completed and executed

IRS Form W-8BEN-E, IRS Form W-8BEN or other applicable IRS Form W-8 (including any IRS forms, documents or schedules required to be attached thereto); provided, however, that if an Investor fails to provide such forms prior to Closing with enough time for the Issuer to adequately review such forms then the Issuer may withhold on any cash payments to or for the benefit of such Investor at the applicable withholding rate.
Section 4.6    Confidentiality. Each of the Undersigned and each Investor represents that neither it nor any person acting on its behalf or pursuant to any understanding with it has disclosed, and covenants that neither it nor any person acting on its behalf will disclose, to a third party any information regarding the Transactions (other than to the Undersigned’s or such Investor’s employees, officers, directors, advisors, funds and accounts under management or affiliates involved in its evaluation and/or undertaking of the Transactions, who has or shall be informed of the confidential nature of the information and that such information is subject to a confidentiality agreement, and except as may be required by law or regulatory authority or judicial, legislative or administrative process). The Issuer covenants that it will not disclose the name or identity of the Undersigned or any Investor (other than to the Issuer’s employees, officers, directors, advisors, or affiliates involved in its evaluation and/or undertaking of the Transactions who shall be informed of the confidential nature of the information and that such information is subject to a confidentiality agreement and except as may be required by law or regulatory authority or judicial, legislative or administrative process). Each party hereto acknowledges that neither the Undersigned nor the Investors have undertaken any obligation not to transact in the securities of the Issuer prior to the date hereof and the Undersigned and the Investors disclaim any such obligation subsequent to the date hereof.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Domenic J. Dell'Osso
	Name:	Domenic J. Dell'Osso
	Title:	Executive Vice President and Chief Financial Officer

UNDERSIGNED:
FRANKLIN ADVISERS, INC., as investment manager, on behalf of itself and the funds/accounts listed on Exhibit A
(in its capacities described in the first paragraph hereof)

By:	/s/ Ed Perks
	Name:	Ed Perks
	Title:	CIO

EXHIBIT A

Investor Name	Exchanged Securities (principal amount and series of Outstanding Securities to be exchanged for Shares)	Shares	Cash Payment for Accrued Interest
Franklin Custodian Funds - Franklin Income Fund	107,710,000 CHK 4 7/8 04/15/22 CUSIP: 165167CN5	52,801,995	2,129,516.46
Franklin Custodian Funds - Franklin Income Fund	124,251,000 CHK 5 3/4 03/15/23 CUSIP: 165167CL9	58,810,413	3,492,833.67
Franklin Custodian Funds - Franklin Income Fund	145,775,000 CHK 5 1/2 09/15/26 CUSIP: 165167CY1	55,855,638	3,919,727.78
Franklin Custodian Funds - Franklin Income Fund	150,000,000 CHK 8 06/15/27 CUSIP: 165167CZ8	64,236,209	2,866,666.67
Franklin Custodian Funds - Franklin Income Fund	40,000 CHK 5 3/4 PERP CUSIP: CHKVP	10,367,950
Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund	5,000,000 CHK 4 7/8 04/15/22 CUSIP: 165167CN5	2,451,118	98,854.17
Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund	5,000,000 CHK 5 3/4 03/15/23 CUSIP: 165167CL9	2,366,597	140,555.56
Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP Fund	10,000,000 CHK 5 1/2 09/15/26 CUSIP: 165167CY1	3,831,634	268,888.89

Exhibit A

EXHIBIT B
DESCRIPTION OF CAPITAL STOCK
See attachment.

Exhibit B

DESCRIPTION OF CAPITAL STOCK

Set forth below is a description of the material terms of our capital stock. The following description is only a summary and is qualified by reference to our certificate of incorporation (including our certificates of designation) and bylaws. Copies of our certificate of incorporation (including our certificates of designation) and bylaws are available from us upon request. These documents have also been filed with the SEC.
Authorized Capital Stock
Our authorized capital stock consists of 3,000,000,000 shares of common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share.
Common Stock
Holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of shareholders. Subject to preferences that may be applicable to any outstanding preferred stock, holders of our common stock are entitled to receive ratably such dividends as may be declared by the board of directors out of funds legally available for dividends. In the event of our liquidation or dissolution, holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any outstanding preferred stock.
Holders of our common stock have no preemptive rights and have no rights to convert their common stock into any other securities.
Preferred Stock
Our board of directors has the authority, without further shareholder approval, to issue shares of preferred stock from time to time in one or more series, with such voting powers or without voting powers, and with such designations, powers, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, as shall be set forth in the resolutions providing therefor. As of June 30, 2019, our authorized preferred stock consisted of shares that are:

•	unissued and undesignated as to series; and

•
issued and designated as 5.75% cumulative convertible preferred stock, 5.75% cumulative convertible preferred stock (series A), 5.00% cumulative convertible preferred stock (series 2005B) and 4.50% cumulative convertible preferred stock.

While providing desirable flexibility for possible acquisitions and other corporate purposes, and eliminating delays associated with a shareholder vote on specific issuances, the issuance of preferred stock could adversely affect the voting power of holders of common stock, as well as dividend and liquidation payments on both common and preferred stock. It also could have the effect of delaying, deferring or preventing a change in control.
Anti-Takeover Provisions
Our certificate of incorporation and bylaws and the Oklahoma General Corporation Act include a number of provisions which may have the effect of encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with our board of directors rather than pursue non-negotiated takeover attempts. These provisions could delay or prevent entirely a merger or acquisition that our shareholders consider favorable. These provisions may also discourage acquisition proposals or have the effect of delaying or preventing entirely a change in control, which could harm our stock price. Following is a description of the anti-takeover effects of certain provisions of our certificate of incorporation and of our bylaws.
Oklahoma Business Combination Statute
Section 1090.3 of the Oklahoma General Corporation Act prevents an Oklahoma corporation from engaging in a “business combination” with an interested shareholder for three years following the date the person became an interested shareholder, unless:

•
prior to the date the person became an interested shareholder, the board of directors of the corporation approved the business combination or transaction in which the person became an interested shareholder;

•
upon consummation of the transaction that resulted in the person becoming an interested shareholder, the interested shareholder owned stock having at least 85% of all voting power of the corporation at the time the transaction commenced, excluding for purposes of determining the outstanding voting stock, but not the outstanding voting stock owned by the interested shareholder, stock held by directors who are also officers of the corporation and stock held by certain employee stock plans; or

•
on or subsequent to the time the person became an interested shareholder, the business combination is approved by the board of directors of the corporation and authorized at a meeting of shareholders, and not by written consent, by the affirmative vote of the holders of at least two-thirds of all voting power not attributable to shares owned by the interested shareholder.

The statute defines a “business combination” to include:

•	any merger or consolidation involving the corporation and an interested shareholder;

•	any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with an interested shareholder of 10% or more of the assets of the corporation;

•	subject to certain exceptions, any transaction which results in the issuance or transfer by the corporation of any stock of the corporation to an interested shareholder;

•
any transaction involving the corporation which has the effect of increasing the proportionate share of the stock of any class or series or voting power of the corporation owned by the interested shareholder;

•	the receipt by an interested shareholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation; or

•	any share acquisition by the interested shareholder pursuant to Section 1090.1 of the Oklahoma General Corporation Act.
For purposes of Section 1090.3, the term “corporation” also includes the corporation’s direct and indirect majority-owned subsidiaries.
In addition, Section 1090.3 defines an “interested shareholder,” generally, as any person that owns stock having 15% or more of all voting power of the corporation, any person that is an affiliate or associate of the corporation and owned stock having 15% or more of all voting power of the corporation at any time within the three-year period prior to the time of determination of interested shareholder status, and any affiliate or associate of such person.
Stock Purchase Provisions
Our certificate of incorporation includes a provision which requires the affirmative vote of no less than two-thirds of the votes cast by the holders, voting together as a single class, of all then outstanding shares of capital stock, excluding the votes by an interested shareholder, to approve the purchase by us of any of our capital stock from the interested shareholder who has beneficially owned such capital stock for less than three years prior to such purchase, at a price in excess of fair market value, unless the purchase is either (1) made on the same terms offered to all holders of the same securities or (2) made on the open market and not the result of a privately negotiated transaction.
Calling of Special Meetings of Shareholders
Our bylaws provide that special meetings of our shareholders may be called only by the chairman of the board, the chief executive officer or by the president or secretary, at the request, in writing, of a majority of the directors then in office.
Advance Notice Requirements for Shareholder Proposals and Director Nominations
Our bylaws provide that shareholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of shareholders must provide timely notice of their proposal in writing to our corporate secretary. Nominations of persons for election to the board of directors of the corporation may only be made at an annual meeting of shareholders.
Generally, to be timely, a shareholder’s notice (other than a notice submitted in order to include a shareholder nominee in our proxy materials) must be delivered to our secretary 90 to 120 days before the first anniversary of the previous year’s annual meeting. In order to include a shareholder nominee in our proxy materials, notice must generally be delivered to our secretary 120 to 150 days before the first anniversary of the previous year’s annual meeting. Our bylaws also specify requirements as to the form and content of a shareholder’s notice and describe in detail the information that a shareholder must provide about itself and its nominees. These provisions may impede shareholders’ ability to bring matters before an annual meeting of shareholders or make nominations for directors at an annual meeting of shareholders.
Shareholder Action
Under Oklahoma law, except as otherwise provided by law or in our certificate of incorporation or bylaws, the approval by holders of a majority of the shares of common stock present in person or represented by proxy at a meeting at which a quorum is present and entitled to vote is sufficient to authorize, affirm, ratify or consent to a matter voted on by shareholders. Our bylaws provide that all questions submitted to shareholders (other than questions related to an uncontested director election on or after June 8, 2012) will be decided by a plurality of the votes cast, unless otherwise required by law, our certificate of incorporation, our bylaws, stock exchange requirements or any certificate of designation. The Oklahoma General Corporation Act requires the approval of the holders of a majority of the outstanding stock entitled to vote for certain extraordinary corporate transactions, such as a merger, sale of substantially all assets, dissolution or amendment of the certificate of incorporation. Our certificate of incorporation provides for a vote of the holders of a majority of the issued and outstanding stock having voting power, voting as a single class, to amend, repeal or adopt any provision inconsistent with the provisions of the certificate of incorporation limiting director liability or stock purchases by us, governing the board of directors or providing for indemnity for our directors, officers, employees or agents. The same vote is also required for shareholders to amend, repeal or adopt any provision of our bylaws.
Under Oklahoma law and our certificate of incorporation and bylaws, shareholders may take actions without the holding of a meeting by written consent or consents signed by the holders of a sufficient number of shares to approve the transaction had all of the outstanding shares of our capital stock entitled to vote thereon been present at a meeting. Our bylaws contain provisions for managing a written consent campaign by shareholders, including the provision that the company will hire an independent inspector of elections to review the validity of written consents and that action by written consent would not be declared effective until the independent inspector certifies that the minimum number of consents has been received. There is also a detailed provision for determining a record date for action by written consent.
Transfer Agent and Registrar
Computershare Trust Company, N.A. is the transfer agent and registrar for our common stock and preferred stock.
RISKS RELATED TO OUR COMMON STOCK
An investment in our capital stock involves a high degree of risk. Before you enter into this Agreement, you should carefully consider the following risk factors. If any of these risks were to occur, our business, financial condition or results of operations could be adversely affected. In that case, the trading price of our common stock could decline and you could lose all or part of your investment.
The market price of our common stock is volatile.

The trading price of our common stock and the price at which we may sell common stock in the future are subject to large fluctuations in response to any of the following:

•	limited trading volume in our common stock;

•	variations in operating results;

•	our involvement in litigation;

•	general U.S. or worldwide financial market conditions;

•	conditions impacting the prices of oil and gas;

•	announcements by us and our competitors;

•	our liquidity and access to capital;

•	our ability to raise additional funds;

•	increases in our unsecured and secured indebtedness and issuances of additional equity;

•	events impacting the energy industry;

•	changes in government regulations; and

•	other events that are beyond our control.
We do not anticipate paying dividends on our common stock in the near future.
In July 2015, our board of directors determined to eliminate quarterly cash dividends on our common stock. Accordingly, we do not intend to pay cash dividends on our common stock in the foreseeable future. We currently intend to retain any earnings for the future operation and development of our business, including exploration, development and acquisition activities. Any future dividend payments will require approval by the board of directors and will be restricted by the terms of our debt agreements.
Certain anti-takeover provisions may affect your rights as a shareholder.
Our certificate of incorporation authorizes our board of directors to set the terms of and issue preferred stock without shareholder approval. Our board of directors could use the preferred stock as a means to delay, defer or prevent a takeover attempt that a shareholder might consider to be in our best interest. In addition, our revolving credit facility contains terms that may restrict our ability to enter into change of control transactions, including requirements to repay borrowings under our revolving credit facility on a change in control. These provisions, along with specified provisions of the Oklahoma General Corporation Act and our certificate of incorporation and bylaws, may discourage or impede transactions involving actual or potential changes in our control, including transactions that otherwise could involve payment of a premium over prevailing market prices to holders of our common stock.